UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLACK DIAMOND THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95748-P47647 *Please check the meeting materials for any special requirements for meeting attendance. BLACK DIAMOND THERAPEUTICS, INC. Virtually at: www.virtualshareholdermeeting.com/BDTX2026 2026 Annual Meeting of Stockholders To be Held Online on June 26, 2026 Vote by June 25, 2026 11:59 PM ET Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 26, 2026. You invested in BLACK DIAMOND THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Vote Virtually at the Annual Meeting* June 26, 2026 9:00 AM Eastern Time Get informed before you vote View the Notice, Proxy Statement and 2025 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2026. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BLACK DIAMOND THERAPEUTICS, INC. 245 FIRST STREET, 18TH FLOOR CAMBRIDGE, MA 02142

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95749-P47647 1. Election of Class III Directors Nominees: 1a. Shannon Campbell For 1b. Kapil Dhingra For 2. To ratify the appointment of PricewaterhouseCoopers LLP as Black Diamond Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For 4. Non-binding, advisory vote on the preferred frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers. 1 Year NOTE: The Board of Directors will consider and act upon any other business that may properly come before the upcoming 2026 annual meeting of stockholders or any adjournment or postponement thereof. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.